SETTLEMENT AGREEMENT

This Settlement Agreement ("Settlement Agreement") is made as of the 29 day of April, 2010 (the "Effective Date") by and among Sandra Gabriele, John O'Shea, Jeff McLaughlin, Sal and Joann Latorraca, Giovani Gabriele, Jack Diteodoro, Anthony DiBenedetto (collectively herein referred to as the "Noteholder Group") and IX Energy, Inc. (the "Company") and IX Energy Holdings, Inc. ("Holdings", collectively with the Company, the "Energy Parties") (the Noteholder Group and Energy Parties are sometimes collectively referred to herein as the "Parties").

WHEREAS, the Noteholder Group has claims (the "Claims") against the Company arising out of and relating to various Promissory Notes (the "Notes"), all as summarized on Appendix "A";

WHEREAS, Noteholder Group has commenced various actions against IX Energy Holdings, Inc. arising out of and relating to the Claims and Notes all as set forth on Appendix "B" hereto (the "Actions"); and

WHEREAS, each of the Energy Parties have agreed to settle the Claims and Actions by paying the Noteholder Group the sum of $125,000.00 on April ___, 2010 and the issuance of 5,000,0000 shares of restricted common stock of the Company, all as set forth herein,

NOW, THEREFORE, in consideration of the promises, agreements and releases contained herein, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. **Payment.** The Company acknowledges that the Company is liable for the payment required by this Settlement Agreement and that the Company shall pay the Noteholder Group the sum of $125,000.00 (the "Settlement Payment") by payment of the Settlement Payment to the attorney trust account of counsel for the Noteholder Group, as designated below ("Noteholder Group Counsel"). The Settlement Payment shall be paid by the Company to Noteholder Group Counsel simultaneous with the full and complete execution of this Settlement Agreement by all the Parties. The Settlement Payment shall be made by wire transfer to the attorney trust account of the Noteholder Group Counsel, identified as paragraph 18. Noteholder Group Counsel shall distribute the Settlement Payment to each member of the Noteholder Group in proportion to the pro rata interest in the Settlement Payment as set forth on Appendix "C". In addition, Holdings shall instruct its transfer agent to issue an aggregate of 5,000,000 shares of restricted common stock of the Company (the "Shares") in accordance with the instructions of the Noteholder Group in the form as set forth on Appendix "D".

2. **Dismissal of the Actions.** Simultaneously with the execution of this Settlement Agreement, the attorneys of record for the Parties in the Actions shall, to the extent not already so done, execute Stipulations of Discontinuance in the form annexed hereto as Appendix "E" wherein each of the Parties agree to dismiss, with prejudice the Actions. Said Stipulation shall be immediately filed by counsel for the Energy Parties.

3. **Release by the Energy Parties**. In consideration of the mutual promises, representations, warranties and covenants and other good and valuable consideration set forth herein, and upon receipt of the fully executed Settlement Agreement and Stipulations of Discontinuance, each of the Energy Parties, to the maximum extent allowable under law or in equity, on behalf of themselves and their directors, officers, employees, affiliates, parents, subsidiaries, predecessors, successors, heirs, executors and assigns, together with their respective past and present directors, officers, employees, affiliates, parents, subsidiaries, predecessors, successors, heirs, executors and assigns of any and all of them, as the case may be, (collectively, the "Releasing Energy Parties") shall be deemed to have, and by operation of law shall have, fully, finally and forever released, acquitted, relinquished and discharged each member of the Noteholder Group, their respective employees, predecessors, successors, heirs, executors and assigns, together with their respective past and present directors, officers, employees, affiliates, parents, subsidiaries, predecessors, successors, heirs, executors and assigns of any and all of them, (collectively, the "Released Noteholder Group Persons") of and from any and all claims, actions, rights of action, suits, debts, dues, costs, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, awards, expenses, compensation, extensions, executions, demands or obligations whatsoever, matured or unmatured, liquidated or unliquidated, absolute or contingent, known or unknown, suspected or unsuspected, whether or not relating to the Claims and Action or otherwise, which the Releasing Energy Parties ever had or now have, whether in their own right or by assignment, transfer or grant from any other person, thing or entity, upon or by reason of any matter, cause or thing whatsoever from the beginning of time through and including the date of execution of this Settlement Agreement (including, without limitation, any claims, whether direct, derivative, representative or in any other capacity, arising under federal, state, local, statutory or common law, or any law, rule or regulation, including the law of any jurisdiction outside the United States) that relate directly or indirectly to, or which are in any way based upon or arise from, or are in any way connected with any of the acts, omissions, representations, facts, events, circumstances, matters, claims, transactions, occurrences or subject matter of the Claims or Actions (collectively, the "Released Energy Party Claims"). The Releasing Energy Parties acknowledge that they may hereinafter discover facts in addition to or different from those which they now know to be true with respect to the subject matter of the Claims and Actions, but hereby stipulate and agree that they have fully, finally and forever settled and released any and all such claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist or heretofore existed upon any theory of law or equity now existing or coming into existence in the future, without regard to the discovery or existence of such different or additional facts.

4. **Release by Noteholder Group**. Subject to the Energy Parties' fulfillment of their obligations under this Settlement Agreement, and subject to the other terms of this Settlement Agreement, in consideration of the mutual promises, representations, warranties and covenants and other good and valuable consideration set forth herein, and upon receipt of the fully executed Settlement Agreement and the Stipulations of Discontinuance, the Noteholder Group, to the maximum extent allowable under law or in equity, on behalf of themselves and their employees, predecessors, successors, heirs, executors and assigns, together with their respective past and present directors, officers, employees, affiliates, parents, subsidiaries, predecessors, successors, heirs, executors and assigns of any and all of them, as the case may be, (collectively,

the "Releasing Noteholder Group Persons") shall be deemed to have, and by operation of law shall have, fully, finally and forever released, acquitted, relinquished and discharged the Energy Parties, the Energy Parties' directors, officers, employees, affiliates, parents, subsidiaries, predecessors, successors, heirs, executors and assigns, together with their respective past and present directors, officers, employees, affiliates, parents, subsidiaries, predecessors, successors, heirs, executors and assigns of any and all of them (collectively, the "Released Energy Parties") of and from any and all claims, actions, rights of action, suits, debts, dues, costs, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, awards, expenses, compensation, extensions, executions, demands or obligations whatsoever, matured or unmatured, liquidated or unliquidated, absolute or contingent, known or unknown, suspected or unsuspected, whether or not asserted, threatened or alleged in the Actions or otherwise relating to the Claims, or otherwise, which the Releasing Noteholder Group Persons ever had or now have can, shall, or may have, whether in their own right or by assignment, transfer or grant from any other person, thing or entity, upon or by reason of any matter, cause or thing whatsoever from the beginning of time through and including the date of execution of this Settlement Agreement (including, without limitation, any claims, whether direct, derivative, representative or in any other capacity, arising under federal, state, local, statutory or common law, or any law, rule or regulation, including the law of any jurisdiction outside the United States) that relate directly or indirectly to, or which are in any way based upon or arise from, or are in any way connected with any of the acts, omissions, representations, facts, events, circumstances, matters, claims, transactions, occurrences or subject matter in the Actions or subject of the Claims (collectively, the "Released Noteholder Group Claims"). Notwithstanding the foregoing, the release contained in this paragraph shall not apply to and specifically excludes, claims arising from the obligations under this Settlement Agreement, or claims arising from the breach of those obligations or the breach of representations made by the Energy Parties under this Settlement Agreement (collectively, the "Reserved Noteholder Group Claims"). The Releasing Noteholder Group Persons acknowledge that they may hereinafter discover facts in addition to or different from those which they now know to be true with respect to the subject matter of the Released Noteholder Group Claims, but hereby stipulate and agree that they have fully, finally and forever settled and released any and all such claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist or heretofore existed upon any theory of law or equity now existing or coming into existence in the future, without regard to the discovery or existence of such different or additional facts.

5. **Reinstatement of Claims.** In the event that the Company or Holdings becomes the subject of any case or proceeding under any state or federal bankruptcy, reorganization or insolvency law within 90 days after the full Settlement Payment is paid and the funds transferred to all Noteholders and the stock is issued and received by all Noteholders, then, and in any such event, each Noteholder shall be free to assert claims for all amounts owed to such Noteholder under the documents which are the subject of the actions previously filed against Holdings, less a credit for the amount of any Settlement Payment and common stock previously paid and/or delivered to such Noteholder and not Disgorged; and any release of claims by any such Noteholder as to the Company and Holdings, only, shall be null and void and of no force or effect and any surrender , waiver or release by any such Noteholder of any and all rights and claims of any nature under the Notes and Securities Purchase Agreements shall be null and void and of no force and effect. In the

event that the Company or Holdings or any trustee, receiver, assignee for the benefit of creditors or other fiduciary acting for or on behalf of the Company or Holdings and/or any of its creditors commences any case or proceeding to recover all or any portion of the Settlement Payments or the common stock (or any proceeds thereof) and such cash or proceeds is actually Disgorged by any Noteholder, then, and in any such event, any release of claim by such Noteholder as to the Company and Holdings, only, shall be null and void and of no force or effect; any surrender, waiver and release by such Noteholder of any and all rights and claims of any nature under the Notes and Securities Purchase Agreements or other documents delivered in connection therewith shall be null and void and of no force and effect; and each such Noteholder shall have a claim against the Company and Holdings, only, for all amounts owed to such Noteholder under the documents which are the subject of the pending Motions, less a credit for the amount of indebtedness previously paid and not Disgorged.

6. Registration Rights. If at any time after the date of this Agreement, and except as otherwise set forth herein, Holdings shall decide to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended (the "Securities Act"), any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then Holdings shall send to each listed member of of the Noteholder Group a written notice of such determination and, if within ten (10) days after the date of such notice, any such member of the Noteholder Group shall so request in writing, Holdings shall include in such registration statement, all or any part of the Shares such Member of the Noteholder Group shall request to be registered; provided, however, that, Holdings shall not be required to register any of the Shares pursuant to this Section 3 of this Agreement that are eligible for resale pursuant to Rule 144 without volume limitation promulgated under the Securities Act or that are the subject of a then effective Registration Statement. The Company acknowledges that the Noteholder Group may be irreparably harmed by a violation of this paragraph 5 of this Settlement Agreement and agrees that the Noteholder Group shall be entitled to an injunction restraining the Company from any actual or threatened breach of this paragraph 5 of this Settlement Agreement or to any other appropriate equitable remedy without bond or other security being required.

7. Noteholder Representations and Warranties. Each member of the Noteholder Group, hereinafter referred to individually as a "Noteholder", hereby acknowledges, represents and warrants to, and agrees with, Holdings as follows:

(a) Each Noteholder is acquiring the Shares for his own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares.

(b) Each Noteholder acknowledges his understanding that the issuance of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder.

(c) Each Noteholder has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in Holdings.

(d) Each Noteholder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act (17 C.F.R. 230.501(a)) or is not a U.S. Person as defined under Regulation S.

(e) Each Noteholder has made an independent investigation of Holdings's business, been provided an opportunity to obtain additional information concerning Holdings that such Noteholder deems necessary to make an investment decision and all other information to the extent Holdings possesses such information or can acquire it without unreasonable effort or expense.

(f) Each Noteholder represents, warrants and agrees that it will not sell or otherwise transfer the Shares unless registered under the Securities Act or in reliance upon an exemption therefrom, and fully understands and agrees that it must bear the economic risk of his acquisition for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. Each Noteholder also understands that Holdings is under no obligation to register the Shares on his behalf, except as otherwise provided herein or to assist such member in complying with any exemption from registration under the Securities Act. Each member further understands that sales or transfers of the Shares are restricted by the provisions of state securities laws.

(g) Each Noteholder understands that the Shares are restricted securities which have not been registered under the Securities Act and will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Shares unless (i) pursuant to an effective registration statement under the Securities Act, (ii) such holder provides Holdings with an opinion of counsel, in form and substance reasonably acceptable to Holdings, to the effect that a sale, assignment or transfer of the Shares may be made without registration under the Securities Act, (iii) such holder provides Holdings with reasonable assurances (in the form of seller and broker representation letters) that the Shares, can be sold pursuant to Rule 144 promulgated under the Securities Act.

(h) Each Noteholder further understands that the certificates, in due and proper form, representing the Securities will bear a legend substantially in the following form:

> "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR

PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

8. **Mutually Drafted.** This Settlement Agreement shall be construed as if mutually drafted with no presumption of any type against any Party that may be determined to be the drafter.

9. **Counterparts.** This Settlement Agreement may be executed in counterparts, each of which shall be deemed an original, and all counterparts so executed shall constitute one agreement binding on all of the Parties hereto, notwithstanding that all of the Parties are not signatory to the same counterpart. Executed counterparts may be exchanged by fax or email.

10. **Successors and Assigns.** The Parties make this Settlement Agreement for themselves and their past, present and future agents, representatives, shareholders, principals, attorneys, affiliates, parent corporations, subsidiaries, officers, directors, employees, predecessors, successors, heirs, executors and/or assigns.

11. **Entire Agreement.** This Settlement Agreement, including Appendices A, B, C, D, and E, incorporated by reference herein, constitutes the entire agreement of the Parties concerning the subjects contained herein and supersedes and cancels all prior oral and written agreements of the Parties on the subject matter of this Settlement Agreement, except as specifically provided herein. This Settlement Agreement may not be changed or altered except in writing signed by each of the Parties.

12. **Additional Documents.** Each of the Parties agrees to take such other and further actions and to execute such other and further documents as may be required by any court or otherwise to effectuate the content and purpose of this Agreement.

13. **Governing Law and Choice of Forum.** This Settlement Agreement and any other documents referred to herein shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to principals of choice of law. The Parties hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in the Courts of the State of New York or the United States District Court for the Southern District of New York. By their execution of this Agreement, the Parties hereby covenant and irrevocably submit to the in personam jurisdiction of the Courts of the State of New York or the United States District Court for the Southern District of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in the State of New York.

14. **Waivers.** No failure to exercise and no delay in exercising any right, remedy, or power under this Settlement Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power under this Settlement Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided therein or by law or in equity.

15. **Severability.** If for any reason any provision of this Settlement Agreement is determined to be invalid or unenforceable, the remaining provisions of this Settlement Agreement nevertheless shall be construed, performed, and enforced as if the invalidated or unenforceable provision had not been included in the text of the Settlement Agreement

16. **Past Attorneys' Fees and Costs.** Each Party shall bear their own attorney's fees and costs incurred through the execution of this Settlement Agreement.

17. **Future Attorneys' Fees and Costs.** Each Party shall bear their own attorney's fees and costs incurred with respect to any action or proceeding arising out of this Settlement Agreement.

18. **Notices.** For any purpose under this Settlement Agreement, notice shall be sent by (i) hand delivery, or (ii) Federal Express addressed as follows:

If to Noteholder Group:

Mark A. Brandoff, Esq.
Mark A. Brandoff, P.C.
2099 Bellmore Avenue
Bellmore, New York 11710

If to the Energy Parties:

Harlan M. Lazarus
Lazarus & Lazarus, P.C.
240 Madison Avenue
New York, NY 10016

19. The Parties may, by written notice given in the same manner set forth above, designate a different address for subsequent notices. Notices shall be deemed given when delivered by hand delivery or delivered to the custody of Federal Express addressed as stated herein.

20. **Signatures.** The Parties hereby signify their agreement to the above terms by their signatures on the following two pages. The undersigned represent that they are authorized to execute this Settlement Agreement on behalf of Noteholder Group and the Energy Parties.

IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the day and year first above written.

THE NOTEHOLDER GROUP

By: /s/ Sandra Gabriele
Sandra Gabriele

By: ____________________
John O'Shea

By: ____________________
Jeff McLaughlin

By: ____________________
Sal Latorraca

By: ____________________
Joann Latorraca

By: ____________________
Giovani Gabriele

By: ____________________
Jack Diteodoro

By: ____________________
Anthony DiBenedetto

THE ENERGY PARTIES

IX ENERGY, INC.

By: ______________________
Name: ________________
Title: ________________

IX ENERGY HOLDINGS, INC.

By: ______________________
Name: ________________
Title: ________________

STATE OF Connecticut)
)ss: Greenwich
COUNTY OF Fairfield)

On the 15th day of April, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Sandro Cola on behalf of **IX Energy, Inc.**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____
Notary Public

ROBERT B. PASH
NOTARY PUBLIC
MY COMMISSION EXPIRES NOV. 30, 2011

STATE OF ________________)
)ss:
COUNTY OF ________________)

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared __________________, on behalf of **IX Energy Holdings, Inc.**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____
Notary Public

IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the day and year first above written.

THE NOTEHOLDER GROUP

By: ______________________
Sandra Gabriele

By: ______________________
John O'Shea

By: ______________________
Jeff McLaughlin

By: ______________________
Sal Latorraca

By: ______________________
Joann Latorraca

By: ______________________
Giovani Gabriele

By: ______________________
Jack Diteodoro

By: ______________________
Anthony DiBenedetto

STATE OF ________________)
)ss:
COUNTY OF ______________)

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Sandra Gabriele**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____
Notary Public

STATE OF New York)
)ss:
COUNTY OF New York)

On the 21st day of April, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **John O'Shea**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

Minerva Gordian
Notary Public

MINERVA GORDIAN
Notary Public, State of New York
No. 01GO5870819
Qualified in Bronx County
Commission Expires May 31, 2010

STATE OF ________________)
)ss:
COUNTY OF ______________)

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Jeff McLaughlin**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____
Notary Public

JM

IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the day and year first above written.

THE NOTEHOLDER GROUP

By: ______________________
Sandra Gabriele

By: ______________________
John O'Shea

By: ______________________
Jeff McLaughlin

By: ______________________
Sal Latorraca

By: ______________________
Joann Latorraca

By: ______________________
Giovani Gabriele

By: ______________________
Jack Diteodoro

By: ______________________
Anthony DiBenedetto

STATE OF ________________)
)ss:
COUNTY OF ________________)

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Sandra Gabriele**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____
Notary Public

STATE OF ________________)
)ss:
COUNTY OF ________________)

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **John O'Shea**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____
Notary Public

STATE OF New York)
)ss:
COUNTY OF Kings)

On the 13th day of April, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Jeff McLaughlin**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

[signature]
Notary Public

AIKIA JOHNSON
Notary Public, State of New York
No. 01JO619496
Qualified in Kings County
Commission Expires June 25, 2011

IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the day and year first above written.

THE NOTEHOLDER GROUP

By: ____________________
Sandra Gabriele

By: ____________________
John O'Shea

By: ____________________
Jeff McLaughlin

By: ____________________
Sal Latorraca

By: ____________________
Joann Latorraca

By: ____________________
Giovani Gabriele

By: ____________________
Jack Diteodoro

By: ____________________
Anthony DiBenedetto

STATE OF CT)
)ss: Stamford
COUNTY OF Fairfield)

On the 13th day of April, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Sal Latorraca**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

Notary Public

STATE OF CT)
)ss: Stamford
COUNTY OF Fairfield)

LINDA L. WRIGHT
NOTARY PUBLIC
MY COMMISSION EXPIRES NOV. 30, 2014

On the 13th day of April, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Joann Latorraca**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

Notary Public

STATE OF ________________)
)ss:
COUNTY OF ________________)

LINDA L. WRIGHT
NOTARY PUBLIC
MY COMMISSION EXPIRES NOV. 30, 2014

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Giovani Gabriele**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____
Notary Public

IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the day and year first above written.

THE NOTEHOLDER GROUP

By: ______________________
Sandra Gabriele

By: ______________________
John O'Shea

By: ______________________
Jeff McLaughlin

By: ______________________
Sal Latorraca

By: ______________________
Joann Latorraca

By: G. Gabriele
Giovani Gabriele

By: ______________________
Jack Diteodoro

By: ______________________
Anthony DiBenedetto

STATE OF ________________)
)ss:
COUNTY OF ______________)

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Sal Latorraca**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____
Notary Public

STATE OF ________________)
)ss:
COUNTY OF ______________)

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Joann Latorraca**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____
Notary Public

STATE OF Connecticut)
)ss: Stamford
COUNTY OF Fairfield)

On the ~~13~~ 14 day of April, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Giovani Gabriele**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

[signature]
Notary Public

My Commission Expires
April 30, 2014

[initials]

By: ______________________
Jack Diteodoro

By: ______________________
Anthony DiBenedetto

THE ENERGY PARTIES

IX ENERGY, INC.

By: ______________________
Name: ______________________
Title: ______________________

IX ENERGY HOLDINGS, INC.

By: ______________________
Name: ______________________
Title: ______________________

STATE OF ________________)
)ss:
COUNTY OF ______________)

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________ on behalf of **IX Energy, Inc.**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____

Notary Public

STATE OF ________________)
)ss:
COUNTY OF ______________)

STATE OF ________________)
)ss:
COUNTY OF ________________)

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Giovani Gabriele**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____

Notary Public

STATE OF Connecticut)
)ss:
COUNTY OF Fairfield)

On the 14th day of april, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Jack Diteodoro**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

Judith A. Gabriel

Notary Public

JUDITH A. GABRIEL
NOTARY PUBLIC
MY COMMISSION EXPIRES OCT. 31, ~~2005~~ 2010

STATE OF ________________)
)ss:
COUNTY OF ________________)

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Anthony DiBenedetto**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____

Ml

IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the day and year first above written.

THE NOTEHOLDER GROUP

By: ______________________
Sandra Gabriele

By: ______________________
John O'Shea

By: ______________________
Jeff McLaughlin

By: ______________________
Sal Latorraca

By: ______________________
Joann Latorraca

By: ______________________
Giovani Gabriele

By: ______________________
Jack Diteodoro

By: ______________________
Anthony DiBenedetto

STATE OF ________________)
)ss:
COUNTY OF ________________)

On the ___ day of ________, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Jack Diteodoro**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

____
Notary Public

STATE OF Connecticut)
)ss:
COUNTY OF Litchfield)

On the 26 day of Apr, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared **Anthony DiBenedetto**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

Tanya J. Wescott
Notary Public
Com exp 5/31/14

TANYA J. WESCOTT NOTARY PUBLIC CONNECTICUT

THE ENERGY PARTIES

IX ENERGY, INC.

By: [signature]
Name: STEVEN HOFFMANN
Title: CEO.

IX ENERGY HOLDINGS, INC.

By: [signature]
Name: STEVEN HOFFMAN
Title: CEO

STATE OF New York)
)ss:
COUNTY OF New York)

On the 27th day of April, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared STEVEN HOFFMANN on behalf of **IX Energy, Inc.**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

[signature]
Notary Public
Reg NO: 01CA6196148
Exp: 11/03/12

STATE OF New York)
)ss:
COUNTY OF New York)

On the 27th day of April, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Steven Hoffmann ~~on~~ behalf of **IX Energy Holdings, Inc.**, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

[signature]
Notary Public

Reg NO: 01CA6196148
exp: 11/03/12

JM

APPENDIX A
(The Notes)

1. 5% Promissory Note for $25,000.00 as of July 31, 2008 by and between IX Energy, Inc. and Sandra Gabriele

2. 5% Promissory Note for $100,000.00 as of July 31, 2008 by and between IX Energy, Inc. and John O'Shea

3. 5% Promissory Note for $25,000.00 as of July 31, 2008 by and between IX Energy, Inc. and Jeff McLaughlin

4. 5% Promissory Note for $30,000.00 as of July 31, 2008 by and between IX Energy, Inc. and Sal and Joann Latorraca

5. 5% Promissory Note for $100,000.00 as of July 31, 2008 by and between IX Energy, Inc. and Giovani Gabriele

6. 5% Promissory Note for $20,000.00 as of July 31, 2008 by and between IX Energy, Inc. and Jack Diteodoro

7. 5% Promissory Note for $50,000.00 as of July 31, 2008 by and between IX Energy, Inc. and Anthony DiBenedetto

APPENDIX B
(the Actions)

1. Jack Diteodoro vs. IX Energy Holdings, Inc., Civil Court of the State of New York, County of New York Index Number 55553/09

2. Salvatore Latorraca vs. IX Energy Holdings, Inc., Supreme Court of the State of New York, County of New York Index Number 116619/09

3. Sandra Gabriele vs. IX Energy Holdings, Inc., Supreme Court of the State of New York, County of New York Index Number 116618/09

4. John P. O'Shea vs. IX Energy Holdings, Inc., Supreme Court of the State of New York, County of New York Index Number 116621/09

5. Jeffrey McLaughlin vs. IX Energy Holdings, Inc., Supreme Court of the State of New York, County of New York Index Number 116622/09

6. Giovani Gabriele vs. IX Energy Holdings, Inc., Supreme Court of the State of New York, County of New York Index Number 116620/09

APPENDIX C

The Settlement Payment shall be distributed to each member of the Noteholder Group in proportion to the pro rata interest in the Settlement Payment.

	NAME OF NOTEHOLDER	SETTLEMENT AMOUNT
1.	Sandra Gabriele	$8,928.57
2.	John O'Shea	$35,714.29
3.	Jeff McLaughlin	$8,928.57
4.	Sal and Joann Latorraca	$10,714.26
5.	Giovani Gabriele	$35,714.29
6.	Jack Diteodoro	$7,142.85
7.	Anthony DiBenedetto	$17,857.14
	TOTAL	**$125,000.00**

APPENDIX D

The following Shares, which have been duly issued and outstanding prior to the issuance of the promissory notes to the Noteholder Group on July 31, 2008, shall be exchanged for the ability of the Energy Parties to focus on business opportunities in its same line of business by removing the obligation of the Energy Parties.

1.	NAME OF NOTEHOLDER	AMOUNT OF SHARES
2.	Sandra Gabriele	357,142.85
3.	John O'Shea	1,428,571.42
4.	Jeff McLaughlin	357,142.85
5.	Sal and Joann Latorraca	428,571.42
6.	Giovani Gabriele	1,428,571.42
7.	Jack Diteodoro	285,714.28
8.	Anthony DiBenedetto	714,285.71
	TOTAL	**5,000,000**

W

APPENDIX E

See attached Stipulations of Discontinuance.

CIVIL COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

JACK DITEODORO,

Plaintiff,

-against-

IX ENERGY HOLDINGS, INC.,

Defendant.

Index No.: 55553/09

STIPULATION

IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, pursuant to Rule 3217 of the Civil Practice Law and Rules, that (a) the default of the defendant in favor of the plaintiff and (b) the award of $21,000 plus interest plus $2,307.50 in attorney's fees and disbursements in favor of the plaintiff granted by the Decision/Order of the Honorable Arlene Bluth dated January 20, 2010 is hereby vacated; and

IT IS FURTHER STIPULATED AND AGREED that whereas no party hereto is an infant or an incompetent person for whom a committee has been appointed or a conservatee and that no person not a party has an interest in the subject matter of the action, the above-entitled action is hereby discontinued between the plaintiff and the defendant without prejudice and without costs to either party. This stipulation may be filed without further notice with the Clerk of the Court.

IT IS HEREBY STIPULATED AND AGREED this stipulation may be executed in counterparts, each of which shall be deemed to be an

original and that facsimile signatures are deemed to be originals for the purposes of this Stipulation. This stipulation may be filed without further notice with the Clerk of the Court.

Dated: New York, New York
February 12, 2009

Respectfully,

Attorney for the plaintiff

Mark Brandoff, Esq.
Mark A Brandoff, P.C.
2099 Bellmore Avenue
Bellmore, NY11710
(516) 781-5305

Attorney for the defendant

Nathan M. Barotz, Esq.
52 Vanderbilt Avenue, 14th Fl
New York, NY 10017-3899
(212) 905-6536

SO ORDERED:

Judge of the Civil Court

HON. KATHRYN E. FREED

FEB 19 2010

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

---------------------------------------x

SALVATORE LATORRACA, Index No.: 116619/09

Plaintiff, STIPULATION

-against-

IX ENERGY HOLDINGS, INC.,

Defendant.

---------------------------------------x

IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, pursuant to Rule 3217 of the Civil Practice Law and Rules, that whereas no party hereto is an infant or an incompetent person for whom a committee has been appointed or a conservatee and that no person not a party has an interest in the subject matter of the action, the above-entitled action is hereby discontinued between the plaintiff and the defendant without prejudice and without costs to either party.

IT IS HEREBY STIPULATED AND AGREED this stipulation may be executed in counterparts, each of which shall be deemed to be an original and that facsimile signatures are deemed to be originals for the purposes of this stipulation. This stipulation may be filed without further notice with the Clerk of the Court.

{REMAINDER OF PAGE LEFT INTENTIONALLY BLANK}

Mr

Dated: New York, New York
February 16, 2009

Respectfully,

Attorney for the plaintiff

Mark Brandoff, Esq.
Mark A Brandoff, P.C.
2099 Bellmore Avenue
Bellmore, NY11710
(516) 781-5305

Attorney for the defendant

Nathan M. Barotz, Esq.
52 Vanderbilt Avenue, 14th Fl
New York, NY 10017-3899
(212) 905-6536

M

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

---------------------------------------x

SANDRA GABRIELE,

Plaintiff,

-against-

IX ENERGY HOLDINGS, INC.,

Defendant.

---------------------------------------x

Index No.: 116618/09

STIPULATION

IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, pursuant to Rule 3217 of the Civil Practice Law and Rules, that whereas no party hereto is an infant or an incompetent person for whom a committee has been appointed or a conservatee and that no person not a party has an interest in the subject matter of the action, the above-entitled action is hereby discontinued between the plaintiff and the defendant without prejudice and without costs to either party.

IT IS HEREBY STIPULATED AND AGREED this stipulation may be executed in counterparts, each of which shall be deemed to be an original and that facsimile signatures are deemed to be originals for the purposes of this stipulation. This stipulation may be filed without further notice with the Clerk of the Court.

{REMAINDER OF PAGE LEFT INTENTIONALLY BLANK}

Dated: New York, New York
February 16, 2009

Respectfully,

Attorney for the plaintiff

Mark Brandoff, Esq.
Mark A Brandoff, P.C.
2099 Bellmore Avenue
Bellmore, NY11710
(516) 781-5305

Attorney for the defendant

Nathan M. Barotz, Esq.
52 Vanderbilt Avenue, 14th Fl
New York, NY 10017-3899
(212) 905-6536

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

--------------------------------------x

JOHN P. O'SHEA, Index No.: 116621/09

Plaintiff, STIPULATION

-against-

IX ENERGY HOLDINGS, INC.,

Defendant.

--------------------------------------x

IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, pursuant to Rule 3217 of the Civil Practice Law and Rules, that whereas no party hereto is an infant or an incompetent person for whom a committee has been appointed or a conservatee and that no person not a party has an interest in the subject matter of the action, the above-entitled action is hereby discontinued between the plaintiff and the defendant without prejudice and without costs to either party.

IT IS HEREBY STIPULATED AND AGREED this stipulation may be executed in counterparts, each of which shall be deemed to be an original and that facsimile signatures are deemed to be originals for the purposes of this stipulation. This stipulation may be filed without further notice with the Clerk of the Court.

{REMAINDER OF PAGE LEFT INTENTIONALLY BLANK}

Dated: New York, New York
February 16, 2009

Respectfully,

Attorney for the plaintiff

Mark Brandoff, Esq.
Mark A Brandoff, P.C.
2099 Bellmore Avenue
Bellmore, NY11710
(516) 781-5305

Attorney for the defendant

Nathan M. Barotz, Esq.
52 Vanderbilt Avenue, 14th Fl
New York, NY 10017-3899
(212) 905-6536

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

---------------------------------------x

JEFFREY MCGLAUGHLIN, Index No.: 116622/09

Plaintiff, STIPULATION

-against-

IX ENERGY HOLDINGS, INC.,

Defendant.

---------------------------------------x

IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, pursuant to Rule 3217 of the Civil Practice Law and Rules, that whereas no party hereto is an infant or an incompetent person for whom a committee has been appointed or a conservatee and that no person not a party has an interest in the subject matter of the action, the above-entitled action is hereby discontinued between the plaintiff and the defendant without prejudice and without costs to either party.

IT IS HEREBY STIPULATED AND AGREED this stipulation may be executed in counterparts, each of which shall be deemed to be an original and that facsimile signatures are deemed to be originals for the purposes of this stipulation. This stipulation may be filed without further notice with the Clerk of the Court.

(REMAINDER OF PAGE LEFT INTENTIONALLY BLANK)

Dated: New York, New York
February 16, 2009

Respectfully,

Attorney for the plaintiff

Mark Brandoff, Esq.
Mark A Brandoff, P.C.
2099 Bellmore Avenue
Bellmore, NY11710
(516) 781-5305

Attorney for the defendant

Nathan M. Barotz, Esq.
52 Vanderbilt Avenue, 14th Fl
New York, NY 10017-3899
(212) 905-6536

W

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
-------------------------------------x

GIOVANNI GABRIELE, Index No.: 116620/09

Plaintiff, STIPULATION

-against-

IX ENERGY HOLDINGS, INC.,

Defendant.

-------------------------------------x

IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, pursuant to Rule 3217 of the Civil Practice Law and Rules, that whereas no party hereto is an infant or an incompetent person for whom a committee has been appointed or a conservatee and that no person not a party has an interest in the subject matter of the action, the above-entitled action is hereby discontinued between the plaintiff and the defendant without prejudice and without costs to either party.

IT IS HEREBY STIPULATED AND AGREED this stipulation may be executed in counterparts, each of which shall be deemed to be an original and that facsimile signatures are deemed to be originals for the purposes of this stipulation. This stipulation may be filed without further notice with the Clerk of the Court.

{REMAINDER OF PAGE LEFT INTENTIONALLY BLANK}

Dated: New York, New York
February 16, 2009

Respectfully,

Attorney for the plaintiff

Mark Brandoff, Esq.
Mark A Brandoff, P.C.
2099 Bellmore Avenue
Bellmore, NY11710
(516) 781-5305

Attorney for the defendant

Nathan M. Baretz, Esq.
52 Vanderbilt Avenue, 14th Fl
New York, NY 10017-3899
(212) 905-6536

M/